[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) CASH
                    RESERVE FUND
                    ANNUAL REPORT o AUGUST 31, 1999



              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 22)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  9
Notes to Financial Statements ............................................. 15
Independent Auditors' Report .............................................. 19
MFS' Year 2000 Readiness Disclosure ....................................... 21
Trustees and Officers ..................................................... 25


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve
Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low.
Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
     Jean O. Alessandro

Dear Shareholders,
During the past year, short-term interest rates have been quite volatile. The annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1999, was 4.62%, versus 4.96% for the same period ended August 31, 1998. The annualized compounded yield on an investment in Class B shares fell from 3.94% to 3.60%, and that of Class C shares fell from 3.94% to 3.64%. For the 12 months ended August 31, 1999, Class A, B, and C shares of the Fund provided total returns of 4.33%, 3.29%, and 3.25%, respectively, compared to 4.43% for the average money market fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

In response to global financial and economic crises, the Federal Reserve Board (the Fed) dramatically lowered the overnight interbank lending rate -- the federal funds rate -- from 5.50% to 4.75% from late September through mid-November 1998. The Fed remained on hold until the summer of 1999, when it raised that rate by 25 basis points (0.25%) on June 30th and again by 25 basis points on August 24th to slow growth and head off inflation. These last two interest rate moves may be seen as reversing the effect of two of the three reductions in the federal funds target rate last fall, as the Fed became nervous about inflationary forces picking up steam and the global economy strengthening. As a result of the rate decline last fall, the yields on 90-day commercial paper and government agencies fell approximately 70 basis points (0.70%) by January 1999. These yields remained stable until June 1999 and then went up approximately 50 basis points (0.50%), coinciding with the Fed's rate increases over the summer.

In September 1998, in expectation of lower rates, we extended the average maturity of the Fund to the 60- to 65-day range, then allowed the average maturity to return to approximately 45 days starting in December 1998 and continuing through August of this year. The average maturity for the Fund on August 31, 1999, was 45 days, versus 42 days on August 31, 1998. Given our expectation of stable to slightly higher short-term rates, we are comfortable continuing to target neutral average maturity in the 40- to 45-day range over the next few months.

The portfolio is limited to only the highest-quality commercial paper, repurchase agreements, and U.S. Treasury and government-agency securities to provide investors with maximum security against credit risk. On
August 31, 1999, approximately 54% of the Fund's net assets were invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, with the balance invested in top-tier commercial paper. The large position in government-guaranteed paper was due to the narrow yield differentials between government-agency securities and high-quality commercial paper and to our conservative investment guidelines, which are among the strictest in the industry. With this emphasis on quality, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

Respectfully,

/s/ Jean O. Alessandro
    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT
                               INCOME AS IS CONSIDERED CONSISTENT WITH THE
                               PRESERVATION OF CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A  SEPTEMBER 7, 1993
                               CLASS B  DECEMBER 29, 1986
                               CLASS C  APRIL 1, 1996

  SIZE:                        $745.4 MILLION NET ASSETS AS OF AUGUST 31, 1999

   INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. SEE THE PROSPECTUS FOR DETAILS.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Commercial Paper - 53.5%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                   VALUE
------------------------------------------------------------------------------------------------------
    American General Corp., due 9/10/99 - 9/29/99                     $ 20,000            $ 19,947,428
    Ameritech Corp., due 9/23/99                                        12,000              11,962,307
    Archer Daniels Midland Co., due 1/28/00                              7,000               6,845,868
    Associates Corp. of North America, due 9/01/99                      25,000              25,000,000
    Banc One Corp., due 9/13/99 - 9/28/99                               25,000              24,945,011
    Bank of America, FSB, due 9/20/99 - 10/01/99                        13,000              12,955,047
    Bellsouth Telecommunications, Inc., due 1/25/00 - 1/26/00           13,970              13,664,194
    Cargill, Inc., due 1/14/00 - 1/20/00                                13,000              12,727,645
    Carolina Power & Light Co., due 9/13/99 - 11/01/99                  19,000              18,905,392
    CIT Group Holdings, Inc., due 9/01/99                               25,000              25,000,000
    CSN Overseas (Barclays BK), due 9/01/99                              8,000               8,000,000
    Deutsche Bank, due 10/05/99                                          8,000               7,961,089
    Dow Chemical Co., due 9/01/99                                       25,000              25,000,000
    Duke Power Co., due 10/12/99                                        10,000               9,940,778
    Ford Motor Credit Corp., due 10/07/99 - 12/16/99                    18,000              17,825,304
    Formosa Plastics, Series A (ABN, Amro), due 10/08/99                 7,800               7,757,912
    General Electric Capital Corp., due 9/22/99 - 10/14/99              18,000              17,913,794
    General Mills, Inc., due 9/07/99                                     8,000               7,993,133
    General Motors Acceptance Corp., due 9/01/99                         6,000               6,000,000
    Glaxo Wellcome, Inc., due 9/07/99                                    8,800               8,792,755
    Goldman Sachs Group LP, due 9/17/99 - 10/18/99                      12,000              11,951,197
    Heinz (H.J.) Co., due 1/19/00                                        5,000               4,896,555
    ING America Insurance, due 9/27/99                                   5,000               4,981,114
    Lucent Technologies, Inc., due 9/16/99                              10,000               9,978,917
    Merck & Co., Inc., due 9/03/99                                       2,500               2,499,264
    Morgan (J.P.) & Co., Inc., due 9/15/99 - 1/18/00                    15,750              15,626,125
    National Rural Utilities Cooperative Finance Corp.,
      due 12/06/99 - 1/24/00                                            14,200              13,962,580
    Salomon Smith Barney Holdings, Inc., due 9/02/99 - 10/19/99         21,100              20,988,733
    UBS Finance Delaware, Inc., due 12/13/99                             9,750               9,602,989
    Wal-Mart Stores, Inc., due 9/09/99 - 9/15/99                        15,000              14,978,728
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $398,603,859
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 44.0%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/99 - 11/19/99                    $102,010            $101,829,136
    Federal Home Loan Mortgage Corp., due 9/03/99 - 2/29/00            166,900             164,201,548
    Federal National Mortgage Assn., due 9/03/99 - 12/10/99             53,000              52,502,714
    Tennessee Valley Authority, due 9/21/99                             10,000               9,971,889
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                             $328,505,287
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 18.8%
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 8/31/99, due 9/01/99, total to
      be received $140,021,000 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $140,000            $140,000,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $867,109,146

Other Assets, Less Liabilities - (16.3)%                                                  (121,704,381)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $745,404,765
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $727,109,146
  Repurchase agreement, at cost and value                            140,000,000
                                                                    ------------
      Total investments, at amortized cost and value                $867,109,146
  Cash                                                                    27,450
  Receivable for Fund shares sold                                      4,966,048
  Interest receivable                                                     21,000
  Prepaid insurance                                                       24,040
  Other assets                                                             4,861
                                                                    ------------
      Total assets                                                  $872,152,545
                                                                    ------------
Liabilities:
  Distributions payable                                             $    200,756
  Payable for Fund shares reacquired                                 125,866,761
  Payable to affiliates -
    Management fee                                                        31,001
    Shareholder servicing agent fee                                        6,889
    Distribution and service fee                                         409,210
    Administrative fee                                                     1,033
  Accrued expenses and other liabilities                                 232,130
                                                                    ------------
      Total liabilities                                             $126,747,780
                                                                    ------------
Net assets (represented by paid-in capital)                         $745,404,765
                                                                    ============
Shares of beneficial interest outstanding                            745,404,765
                                                                    ============
Class A shares:
  Net asset value and offering price per share
    (net assets of $98,719,451 / 98,719,451 shares of
     beneficial interest outstanding)                                   $1.00
                                                                        =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $541,126,403 / 541,126,403 shares
    of beneficial interest outstanding)                                 $1.00
                                                                        =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $105,558,911 / 105,558,911 shares of
    beneficial interest outstanding)                                    $1.00
                                                                        =====
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B,and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $28,694,081
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,124,475
    Trustees' compensation                                               41,906
    Shareholder servicing agent fee                                     606,516
    Distribution and service fee (Class B)                            4,140,626
    Distribution and service fee (Class C)                              740,309
    Administrative fee                                                   74,673
    Custodian fee                                                       185,914
    Printing                                                             53,919
    Postage                                                             184,631
    Auditing fees                                                        21,210
    Legal fees                                                            5,242
    Amortization of prepaid insurance                                     4,156
    Miscellaneous                                                       936,664
                                                                    -----------
      Total expenses                                                $10,120,241
    Fees paid indirectly                                                (88,920)
    Reduction of expenses by investment adviser                        (566,152)
                                                                    -----------
      Net expenses                                                  $ 9,465,169
                                                                    -----------
        Net investment income                                       $19,228,912
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                               1999                1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                  $    19,228,912     $    12,287,410
                                                         ---------------     ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                   $    (3,392,925)    $    (2,201,910)
  From net investment income (Class B)                       (13,457,718)         (9,040,559)
  From net investment income (Class C)                        (2,378,269)         (1,044,941)
                                                         ---------------     ---------------
    Total distributions declared to shareholders         $   (19,228,912)    $   (12,287,410)
                                                         ---------------     ---------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                       $ 7,092,954,026     $ 4,197,280,427
  Shares issued in reinvestment of distributions              14,927,681           9,322,273
  Shares reacquired                                       (6,952,174,564)     (3,922,701,430)
                                                         ---------------     ---------------
      Total increase in net assets                       $   155,707,143     $   283,901,270
Net assets:
  At beginning of period                                     589,697,622         305,796,352
                                                         ---------------     ---------------
  At end of period                                       $   745,404,765     $   589,697,622
                                                         ===============     ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                   1999             1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                      ------           ------          ------          ------          ------
Net investment income(S)                              $ 0.04           $ 0.05          $ 0.05          $ 0.04          $ 0.05
Less distributions declared to shareholders
  from net investment income                           (0.04)           (0.05)          (0.05)          (0.04)          (0.05)
                                                      ------           ------          ------          ------          ------
Net asset value - end of period                       $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                      ======           ======          ======          ======          ======
Total return                                            4.33%            4.87%           4.64%           4.75%           4.91%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.82%            0.82%           0.93%           0.84%           0.90%
  Net investment income                                 4.22%            4.72%           4.54%           4.62%           4.94%
Net assets at end of period (000 omitted)            $98,719          $80,374         $45,007         $37,872         $10,852

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                             $ 0.04           $ 0.05          $ 0.04          $ 0.04          $ 0.05
    Ratios (to average net assets):
      Expenses##                                        0.92%            0.92%           1.03%           0.94%           1.00%
      Net investment income                             4.12%            4.62%           4.44%           4.52%           4.84%

 ##   The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
      1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               1999              1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 1.00            $ 1.00           $ 1.00           $ 1.00           $ 1.00
                                                  ------            ------           ------           ------           ------
Net investment income(S)                          $ 0.03            $ 0.04           $ 0.03           $ 0.04           $ 0.04
Less distributions declared to
  shareholders from net investment income          (0.03)            (0.04)           (0.03)           (0.04)           (0.04)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 1.00            $ 1.00           $ 1.00           $ 1.00           $ 1.00
                                                  ======            ======           ======           ======           ======
Total return                                        3.29%             3.83%            3.58%            3.64%            3.81%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.82%             1.82%            1.95%            1.92%            1.93%
  Net investment income                             3.22%             3.78%            3.53%            3.58%            3.69%
Net assets at end of period (000 omitted)       $541,126          $438,577         $244,416         $251,192         $166,519

 (S)  The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.03            $ 0.04           $ 0.03           $ 0.04           $ 0.04
    Ratios (to average net assets):
      Expenses##                                    1.92%             1.92%            2.05%            2.02%            2.03%
      Net investment income                         3.12%             3.68%            3.43%            3.48%            3.59%

 ##   The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
      1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                           1999              1998              1997              1996*
--------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                                              ------            ------            ------            ------
Net investment income(S)                                      $ 0.03            $ 0.04            $ 0.03            $ 0.01
Less distributions declared to shareholders from net
  investment income                                            (0.03)            (0.04)            (0.03)            (0.01)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                                              ======            ======            ======            ======
Total return                                                    3.25%             3.76%             3.60%             3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.82%             1.82%             1.95%             1.79%+
  Net investment income                                         3.22%             3.80%             3.57%             3.60%+
Net assets at end of period (000 omitted)                   $105,559           $70,746           $16,373            $6,642

 (S)  The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                     $ 0.03            $ 0.04            $ 0.03            $ 0.01
    Ratios (to average net assets):
      Expenses##                                                1.92%             1.92%             2.05%             1.89%+
      Net investment income                                     3.12%             3.70%             3.47%             3.50%+

  *   For the period from the inception of Class C, April 1, 1996, through August 31, 1996.
  +   Annualized.
 ##   The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2003, ($908), August 31, 2004, ($480), August 31, 2006,
($2), and August 31, 2007, ($36).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,027 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,264 and $991 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $6,975, $2,292,497, and $172,689 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $25,665,725,063 and $25,410,549,000, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share). Transactions in Fund shares were as follows:

Class A Shares

                                                  YEAR ENDED       YEAR ENDED
                                                  AUGUST 31,       AUGUST 31,
                                                        1999             1998
-------------------------------------------------------------------------------
Shares sold                                    1,911,002,475      967,380,915
Shares issued to shareholders in
  reinvestment of distributions                    2,554,337        1,645,697
Shares reacquired                             (1,895,211,541)    (933,659,907)
                                              --------------   --------------
    Net increase                                  18,345,271       35,366,705
                                              ==============   ==============

Class B Shares

                                                  YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 1999  AUGUST 31, 1999
-------------------------------------------------------------------------------
Shares sold                                    3,254,509,295    2,244,025,425
Shares issued to shareholders in
  reinvestment of distributions                   10,788,781        7,046,348
Shares reacquired                             (3,162,749,084)  (2,056,910,279)
                                              --------------   --------------
    Net increase                                 102,548,992      194,161,494
                                              ==============   ==============

Class C Shares

                                                  YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 1999  AUGUST 31, 1999
-------------------------------------------------------------------------------
Shares sold                                    1,927,442,256      985,874,087
Shares issued to shareholders in
  reinvestment of distributions                    1,584,563          630,228
Shares reacquired                             (1,894,213,939)    (932,131,244)
                                              --------------   --------------
    Net increase                                  34,812,880       54,373,071
                                              ==============   ==============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $4,040.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 7, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) CASH RESERVE FUND

TRUSTEES                                           ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor;             Mark E. Bradley*
Former Chairman and Director (until 1991),         Ellen Moynihan*
MFS Investment Management                          James O. Yost*

Marshall N. Cohan - Private Investor               SECRETARY
                                                   Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;             ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School       James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief         CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;            State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                   AUDITORS
Abby M. O'Neill - Private Investor                 Deloitte & Touche LLP

Walter E. Robb, III - President and Treasurer,     INVESTOR INFORMATION
Benchmark Advisors, Inc.; President, Benchmark     For MFS stock and bond market outlooks, call toll
Consulting Group, Inc.                             free: 1-800-637-4458 anytime from a touch-tone
                                                   telephone.
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,           For information on MFS mutual funds, call your
MFS Investment Management                          financial consultant or, for an information
                                                   kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman, Chief               business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, and Director,                   (or leave a message anytime).
MFS Investment Management
                                                   INVESTOR SERVICE
J. Dale Sherratt - President, Insight              MFS Service Center, Inc.
Resources, Inc. Managing General Partner,          P.O. Box 2281
Wellfleet Investments; Chief Executive             Boston, MA 02107-9906
Officer, Cambridge Nutraceuticals
                                                   For general information, call toll free:
Ward Smith - Former Chairman (until 1994),         1-800-225-2606 any business day from 8 a.m. to
NACCO Industries                                   8 p.m. Eastern time.

INVESTMENT ADVISER                                 For service to speech- or hearing-impaired,
Massachusetts Financial Services Company           call toll free: 1-800-637-6576 any business day
500 Boylston Street                                from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                              this service, your phone must be equipped with
                                                   a Telecommunications Device for the Deaf.) For
DISTRIBUTOR                                        share prices, account balances, and exchanges,
MFS Fund Distributors, Inc.                        call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                   WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                             www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*


*Affiliated with the Investment Adviser

MFS(R) CASH RESERVE FUND                                            ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                   MCR-2  10/99  46M  01/201/301